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                                                                EXHIBIT 10.17


                    [OMIMEX DE COLOMBIA, LTD. LETTERHEAD]


                                                             November 13, 1995




Mr. Ilyas Chaudhary
Saba Petroleum Company & SabaCol, Inc.
17512 Von Karman Ave.
Irvine, CA 92714

        RE: LETTER AGREEMENT OF NOVEMBER 9, 1995 REGARDING LETTER OF CREDIT FOR ECOPETROL

Dear Ilyas:

        In follow up to our discussion, it is hereby agreed that the above referenced Letter Agreement shall be amended to provide that Saba shall place acceptable collateral with Bank One, Texas, N.A. by December 10, 1995 rather than by December 1, 1995. All other terms and conditions of the Letter Agreement shall remain as originally agreed upon by the parties.

        Please indicate your agreement by signing and returning one copy of this letter.

                                        Very truly yours,

                                        OMIMEX DE COLOMBIA, LTD.


                                        NARESH VASHISHT
                                        -----------------------------------
                                        Naresh Vashisht
                                        President



AGREED AND ACCEPTED THIS 15 DAY OF NOVEMBER, 1995

Saba Petroleum Company
SabaCol, Inc.


ILYAS CHAUDHARY
----------------------------
Ilyas Chaudhary, President


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                    [OMIMEX DE COLOMBIA, LTD. LETTERHEAD]


                                                               November 9, 1995



Mr. Ilyas Chaudhary
Saba Petroleum Company & SabaCol, Inc.
17512 Von Karman Ave.
Irvine, CA 92714

        RE:  LETTER OF CREDIT FOR ECOPETROL

Dear Ilyas:

        Upon execution by Saba Petroleum Company and SabaCol, Inc. ("Saba"), this letter shall evidence Saba's agreement regarding placing collateral with Bank One, Texas, N.A. ("Bank") to support a letter of credit issued by Bank in the name of Omimex de Colombia, Ltd. ("Omimex") to Empresa Colombian de Petroleos ("Ecopetrol") which is being issued to support Saba's fifty percent (50%) share of the requirement of a $3,500,000 letter of credit pursuant to terms as set forth in the Cocorna Association Contract Extraordinary Committee No. 51 Minute and the Nare Association Contract Extraordinary Committee No. 35 Minute both dated September 11, 1995.

        Saba agrees on or before December 1, 1995 to place, in form acceptable to Bank, collateral of $1,750,000 to support the above letter of credit. This collateral shall, at the option of Omimex and Bank, either be (i) a Certificate of Deposit in the amount of $1,750,000 or (ii) a commitment against Saba's borrowing base with Bank of $1,750,000.

        The cost of the above described letter of credit shall be 2.5% of the $1,750,000 (ie $43,750) and shall be paid by Saba prior to the issuance of the letter of credit. Further, any other out of pocket costs, including but not limited to attorney fees related to the amendment of Omimex's revolving credit agreement with Bank, incurred by Omimex in obtaining and maintaining Saba's 50% of said letter of credit shall be paid by Saba.









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Mr. Ilyas Chaudhary
November 9, 1995
Page 2

        Please indicate your agreement by signing and returning one copy of this letter.


                                          Very truly yours,

                                          OMIMEX DE COLOMBIA, LTD.


                                          NARESH VASHISHT
                                          ---------------------------------
                                          Naresh Vashisht
                                          President

Agreed and Accepted this 10 day
of November, 1995

Saba Petroleum Company
SabaCol, Inc.

        ILYAS CHAUDHARY
---------------------------------